New Accounting Policies:	12 Months Ended
Dec. 31, 2015
New Accounting Policies: [Abstract]
New Accounting Policies:

Note 2.      New Accounting Policies:

Recently issued accounting pronouncements

In April 2015, the Financial Accounting Standards Board ("FASB") issued ASU 2015-03, Interest - Imputation of interest. This update requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. We do not expect the adoption of this ASU to have a significant impact on our financial statements.

In August 2014, the FASB issued ASU 2014-15, which provides guidance about management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern and to provide related footnote disclosures. This update is effective for us commencing with the annual period ending after December 15, 2016. We are still in the process of evaluating the impact of this standard.

In May 2014, the FASB issued ASU 2014-09, Revenue from contracts with customers. This standard contains principles that an entity will apply to determine the measurement of revenue and timing of when it is recognized. The underlying principle is that an entity will recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services.  This update is effective for us commencing with the annual period ending after December 15, 2017. We are still in the process of evaluating the impact of this standard.